NOTICE OF ADDITIONAL EXPLORATION TERM
February 26, 2026
Saudi Arabian Mining Company (“Maaden”)
Abu Bakr Al Sadeeq Road (Exit 6)
P.O. Box 68861
Riyadh 11537
Kingdom of Saudi Arabia

Email:     Legal Dept Notices LegalDeptNotices@maaden.com.sa
Mashael Al Shebaiky AlShebaikyM@maaden.com.sa

Attention: Chief Legal Counsel, Company Secretary

From:    Ivanhoe Electric Mena Holdings Ltd. (“Ivanhoe Electric”)

Dear Sirs
(a)Reference is made to the shareholders agreement originally entered into on 6 July 2023, as amended on 1 November 2023 and 25 June 2025 between, among others, Maaden and Ivanhoe Electric (as shareholders) and Maaden Ivanhoe Electric Exploration and Development Limited Company (as company) (the “Shareholders Agreement”). Unless otherwise defined herein, terms defined in the Shareholders Agreement have the same meaning in this notice.
(b)Pursuant to clause 7.1.2 (Exploration Term) of the Shareholders Agreement, we, Ivanhoe Electric, hereby give notice to you, Maaden, that we wish to extend the initial term of the Exploration Phase by an additional five (5) years.
(c)For the avoidance of doubt, this notice is being served at least three (3) months prior to the expiry of the Initial Exploration Term, being 6 July 2028.
(d)This notice may be executed (including, by facsimile) in any number of counterparts and all of such counterparts together shall be deemed to constitute one and the same instrument.
(e)The content of this notice is strictly confidential to the parties and may not be disclosed without the consent of each of the parties.
(f)The provisions of clauses 31 (Governing Law) and 32 (Disputes) of the Shareholders Agreement are hereby incorporated in this notice.
For the purposes of clause 7.1.2 (Exploration Term) of the Shareholders Agreement, please confirm your acceptance and confirmation of this notice and the extension of the Exploration Phase contemplated herein by countersigning a copy of this notice below.

Ivanhoe Electric Mena Holdings Ltd.            Ivanhoe Electric Inc.

By: /s/ Graham Boyd____                 By: /s/ Taylor Melvin________________
Name:     Graham Boyd, Director                Name: Taylor Melvin, President & CEO
Date:    February 26, 2026                Date: February 26, 2026

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We acknowledge receipt of your notice dated February 26, 2026 and hereby confirm that we have consented and agreed to its terms.
Saudi Arabian Mining Company (Maaden)

By: /s/ Robert Wilt______________________
Name: Robert Wilt
    Chief Executive Officer
Date:    February 26, 2026

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